UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2005
CLECO CORPORATION
(Exact name of registrant as specified in its charter)
Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)
Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

Cleco Power LLC has made preliminary selections from its long-term and short-term requests for proposals.  Upon approval by the Louisiana Public Service Commission (LPSC), Cleco Power plans to construct a nominal 595 megawatt (MW) solid-fuel power plant, negotiate a one-year power purchase agreement with a third-party supplier of power providing Cleco Power with 200 MW of capacity in 2006 and negotiate a four-year power purchase agreement providing 450 MW of capacity from 2006 through 2009.  Cleco Power plans to file its application seeking approval and certification of its plan with the LPSC in July 2005.

Cleco Power also plans to seek from the LPSC an extension on its current rate stabilization plan, which would otherwise expire on September 30, 2005.

In addition to historical information, this report contains forward-looking statements about future results and circumstances with respect to which there are many risks and uncertainties, including the construction of a solid fuel plant; entry into power purchase agreements and approvals thereof by the LPSC; the extension of Cleco Power's rate stabilization plan; and the other risks and uncertainties more fully described in Cleco Corporation's and Cleco Power's latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q.  Actual results may differ materially from those indicated in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: June 28, 2005 By: /s/ Keith D. Crump
Keith D. Crump
Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: June 28, 2005 By: /s/ Keith D. Crump
Keith D. Crump
Treasurer